UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2005

Nissan Master Owner Trust Receivables

(Issuer of the notes)

(Exact name of registrant as specified in its charter)

Nissan Wholesale Receivables Corporation II

(Originator of the trust that issues notes under the related prospectus and prospectus supplement)

(Exact name of registrant as specified in its charter)

DELAWARE	333-105666 333-105666-01	65-1184628 51-6538952

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 W. 190TH STREET

TORRANCE, CALIFORNIA 90502

(Address of Principal Executive Offices)

Registrants’ telephone number, including area code: (310) 719-8369

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
Item 601(a) of Regulation S-K
Exhibit 5.1
Exhibit 8.1

ITEM 8.01 OTHER EVENTS

     Attached as Exhibit 5.1 and Exhibit 8.1 to this Current Report are, respectively, (i) the opinion of Mayer, Brown, Rowe & Maw LLP as to the legality of the notes being registered by Nissan Wholesale Receivables Corporation II and Nissan Master Owner Trust Receivables pursuant to the Securities Act of 1933, as and (ii) the opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit

Exhibit 5.1 Opinion of Mayer, Brown, Rowe & Maw LLP regarding legality

Exhibit 8.1 Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN MASTER OWNER TRUST RECEIVABLES

By:	Nissan Wholesale Receivables Corporation II, as originator of Nissan Master Owner Trust Receivables

	By:	/s/ Kazuhiko Kazama

Kazuhiko Kazama
Treasurer

NISSAN WHOLESALE RECEIVABLES CORPORATION II

By:	/s/ Kazuhiko Kazama

Kazuhiko Kazama
Treasurer

July 12, 2005

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
5.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding legality

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters